UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 15, 2026

Date of Report (date of earliest event reported)

BOREALIS FOODS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40778	98-1638988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1540 Cornwall Rd., Suite 104
Oakville, ON L6J 7W5

(Address of principal executive offices and zip code)

(905) 278-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 15, 2026, Borealis Foods Inc. (the “Company”), together with certain of its subsidiaries, entered into a commitment letter with a third-party lender providing for a proposed senior secured credit facility (the “Proposed Credit Facility”).

The Proposed Credit Facility is expected to consist of a senior secured term loan and a senior secured revolving credit facility, subject to the negotiation and execution of definitive credit documentation and the satisfaction of customary closing conditions. The Company intends to use the proceeds of the Proposed Credit Facility, if consummated, to refinance its existing credit facility with Frontwell Capital Partners Inc. and expects that the Proposed Credit Facility would provide additional liquidity and financing flexibility to support its ongoing operations and growth initiatives.

The commitment letter contains customary conditions precedent, representations, warranties, covenants and other provisions typical for a transaction of this nature. The commitment letter does not obligate the lender to fund the Proposed Credit Facility unless and until definitive documentation is executed and all conditions are satisfied or waived. There can be no assurance that the Proposed Credit Facility will be consummated on the terms contemplated or at all.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed refinancing and the Proposed Credit Facility. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including those described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of February 2026.

BOREALIS FOODS INC.

	By	/s/ Pouneh V. Rahimi
Date: February 23, 2026		Pouneh V. Rahimi
Chief Legal Officer

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